EXHIBIT 10.2

AMENDMENT NUMBER TWO

to the

Letter Agreement

dated as of January 1, 2002

by and among

NEW CENTURY MORTGAGE CORPORATION

NC CAPITAL CORPORATION

and

SALOMON BROTHERS REALTY CORP.

This AMENDMENT NUMBER TWO (this “Amendment”) is made this 30th day of April, 2003, among NEW CENTURY MORTGAGE CORPORATION, having an address at 18400 Von Karman, Irvine, California 92612 (“New Century”), NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Irvine, California 92612 (“NCC”) and CITIGROUP GLOBAL MARKETS REALTY CORP., as sucesssor in interest to Salomon Brothers Realty Corp., having an address at 390 Greenwich Street, New York, New York 10013 (“CGMRC”) to the LETTER AGREEMENT, dated as of January 1, 2002, among New Century, NCC and Salomon Brothers Realty Corp. (the “Letter Agreement”).

RECITALS

WHEREAS, New Century and NCC have requested that CGMRC agree to amend the Letter Agreement to extend the term thereof and to make such additional modifications to the Letter Agreement as more expressly set forth below and CGMRC has agreed to such request.

WHEREAS, as of the date of this Amendment, each of New Century and NCC represents to CGMRC that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Letter Agreement and the Purchase and Sale Agreement, dated as of January 1, 2002, among NCC, New Century and Salomon Brothers Realty Corp. (the “Purchase and Sale Agreement”) and is not in default under the Letter Agreement or the Purchase and Sale Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Effective as of April 30, 2003, Paragraph 2(c) of the Letter Agreement is hereby amended as follows:

(a)	The following is added to the definition of HighBalance/High LTV Mortgage Loan in the first paragraph thereof:

“; or (iii) that is a first lien mortgage loan with a loan-to-value ratio in excess of 95.00% (up to a maximum of 100.00%).”

(b)	The following clause (iii) is added immediately after clause (ii), and the current clause (iii) is renumbered as clause (iv):

“(iii) the maximum Financing Line with respect to first lien Mortgage Loans with loan-to-value ratios in excess of 95.00% (up to a maximum of 100.00%) shall equal 2% of the maximum amount of the Financing Line;”

SECTION 2.    Fees and Expenses.  NCC agrees to pay to CGMRC all fees and out of pocket expenses incurred by CGMRC in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of CGMRC’s legal counsel incurred in connection with this Amendment Number Two), in accordance with Paragraph 5(i) of the Letter Agreement.

SECTION 3.    Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Letter Agreement.

SECTION 4.    Representations.  In order to induce CGMRC to execute and deliver this Amendment Number Two, each of NCC and New Century hereby represents to CGMRC that as of the date hereof, after giving effect to this Amendment Number Two, each of NCC and New Century is in full compliance with all of the terms and conditions of the Letter Agreement and the Purchase and Sale Agreement and no Termination Event or material adverse change has occurred under the Letter Agreement and no Seller default or Seller Event of Default has occurred under the Purchase and Sale Agreement.

SECTION 5.    Limited Effect.  This Amendment Number Two shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number Two, the Letter Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Letter Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Letter Agreement, any reference in any of such items to the Letter Agreement being sufficient to refer to the Letter Agreement as amended hereby.

SECTION 6.    GOVERNING LAW.  THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 7.    Counterparts.  This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, NCC, New Century and CGMRC have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ EVAN MITNICK
Name:	Evan Mitnick
Title:	Director

NC CAPITAL CORPORATION

By:	/s/ PAT FLANAGAN
Name:	Pat Flanagan
Title:	CEO

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ PAT FLANAGAN
Name:	Pat Flanagan
Title:	President

The undersigned Guarantor under the Limited Guaranty dated as of January 1, 2002, hereby acknowledges and agrees to the amendment and modification to the Letter Agreement made pursuant to this Amendment Number Two.

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ PAT FLANAGAN
Name:	Pat Flanagan
Title:	President